EXHIBIT 4.1

	COMMON STOCK		COMMON STOCK
	PAR VALUE $.001		THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA AND JERSEY CITY, NJ
Certificate Number	MICROTEK(™)			Shares
MEDICAL HOLDINGS, INC.

MICROTEK MEDICAL HOLDINGS, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF GEORGIA
	THIS CERTIFIES THAT		CUSIP 59515B 10 9
SEE REVERSE FOR CERTAIN DEFINITIONS

is the owner of

FULLY PAID AND NONASSESSABLE SHARES, PAR VALUE $.001 PER SHARE, OF THE COMMON STOCK OF

Microtek Medical Holdings, Inc., transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. The certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED <<Month Day, Year>>
	/s/ Dan R. Lee	[MICROTEK CORPORATE SEAL]	COUNTERSIGNED AND REGISTERED: COMPUTERSHARE INVESTOR SERVICES, LLC, (CHICAGO) TRANSFER AGENT AND REGISTRAR By: AUTHORIZED SIGNATURE
President and Chief Executive Officer
/s/ Roger G. Wilson
Chief Financial Officer, Treasurer and Secretary
SECURITY INSTRUCTIONS ON REVERSE

MICROTEK MEDICAL HOLDINGS, INC.
UNTIL THE SEPARATION TIME (AS DEFINED IN THE RIGHTS AGREEMENT REFERRED TO BELOW), THIS CERTIFICATE ALSO EVIDENCES AND ENTITLES THE HOLDER HEREOF TO CERTAIN RIGHTS AS SET FORTH IN A RIGHTS AGREEMENT, DATED AS OF DECEMBER 20, 1996 (AS SUCH MAY BE AMENDED FROM TIME TO TIME, THE “RIGHTS AGREEMENT”), BETWEEN MICROTEK MEDICAL HOLDINGS, INC., F/K/A ISOLYSER COMPANY, INC. (THE “COMPANY”), AND COMPUTERSHARE SHAREHOLDER SERVICES, INC., SUCCESSOR TO SUNTRUST BANK, AS RIGHTS AGENT, THE TERMS OF WHICH ARE HEREBY INCORPORATED HEREIN BY REFERENCE AND A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE COMPANY. UNDER CERTAIN CIRCUMSTANCES, AS SET FORTH IN THE RIGHTS AGREEMENT, SUCH RIGHTS MAY BE REDEEMED, MAY BE EXCHANGED FOR SHARES OF COMMON STOCK OR OTHER SECURITIES OR ASSETS OF THE COMPANY OR A SUBSIDIARY OF THE COMPANY, MAY EXPIRE, MAY BECOME VOID (IF THEY ARE “BENEFICIALLY OWNED” BY AN “ACQUIRING PERSON” OR AN AFFILIATE OR ASSOCIATE THEREOF, AS SUCH TERMS ARE DEFINED IN THE RIGHTS AGREEMENT, OR BY ANY TRANSFEREE OF ANY OF THE FOREGOING) OR MAY BE EVIDENCED BY SEPARATE CERTIFICATES AND MAY NO LONGER BE EVIDENCED BY THIS CERTIFICATE. THE COMPANY WILL MAIL OR ARRANGE FOR THE MAILING OF A COPY OF THE RIGHTS AGREEMENT TO THE HOLDER OF THIS CERTIFICATE WITHOUT CHARGE WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM	- as tenants in common	UNIF GIFT MIN ACT- . . . . . . . . . . .Custodian . . . . . . . . . . . . .
		(Cust)	(Minor)
TEN ENT	- as tenants by the entireties	under Uniform Gifts to Minors Act . . . . . . . . . . . . . . . . .
(State)
JT TEN	- as joint tenants with right of survivorship and not as tenants in common	UNIF TRF MIN ACT . . . . . . . . .. Custodian (until age. ..) . . . . . . .
		(Cust)	(Minor)
under Uniform Transfers to Minors Act. . . . . . . . . . . . . . . .
(State)
Additional abbreviations may also be used through not in the above list.

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
For value received,	hereby sell, assign and transfer unto

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE)

Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint		, Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated:	20

Signature(s) Guaranteed: Medallion Guarantee Stamp

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.

Signature:	______________________________________________________
Signature:	______________________________________________________
Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.